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                                                                    EXHIBIT 10.3

                               UTI WORLDWIDE INC.


                        2000 EMPLOYEE SHARE PURCHASE PLAN



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                               UTI WORLDWIDE INC.

                        2000 EMPLOYEE SHARE PURCHASE PLAN


            The following constitute the provisions of the 2000 Employee Share Purchase Plan of UTI Worldwide Inc., as approved by its Board of Directors on September 14, 2000 (the "Effective Date"), but subject to shareholder approval in accordance with Section 27 hereof.

        1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Ordinary Shares of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended, - with regard to those employees subject to the Code - although the Company is making no commitment nor representation to maintain such qualification. The provisions of the Plan, shall be construed accordingly so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code, unless the Company specifically determines to the contrary.

        2. DEFINITIONS.

            (a) "BOARD" shall mean the Board of Directors of the Company.

            (b) "CODE" shall mean the Internal Revenue Code of 1986, of the United States of America, as amended.

            (c) "COMMITTEE" shall mean the committee appointed by the Board in accordance with Section 13(a) of the Plan.

            (d) "ORDINARY SHARES" shall mean the Ordinary Shares of the Company, or any stock into which such Ordinary Shares may be converted.

            (e) "COMPANY" shall mean UTI Worldwide Inc.

            (f) "COMPENSATION" shall mean an Employee's base pay exclusive of variable compensation, subject to the Company's discretion to permit inclusion of any form or forms of variable compensation on a uniform, nondiscriminatory, and prospective basis.

            (g) "DESIGNATED SUBSIDIARIES" shall mean any Subsidiary which has been designated by the Board or the Committee from time to time in its sole discretion as eligible to have its Employees participate in the Plan.

            (h) "EFFECTIVE DATE" means the Plan's effective date as specified in the opening sentence of this document.

            (i) "EMPLOYEE" shall mean any individual (1) whom the Company classifies as a regular or part-time employee of the Company or a Designated Subsidiary for purposes of it payroll records (regardless of whether that classification is accurate as a matter of common law or for any other matter), and (2) whose customary employment with the Company

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or any Designated Subsidiary is at least twenty hours per week and more than five months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

            (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (k) "ENROLLMENT DATE" means the first day of each Offering Period.

            (l) "EXERCISE DATE" means the last day of each Offering Period.

            (m) "FAIR MARKET VALUE" shall mean the value of one share of Ordinary Shares, determined as follows:

               (1) If the Ordinary Shares are traded on a nationally recognized exchange or the Nasdaq, the closing reported price as reported for composite transactions on the date of valuation or, if no sales occurred on that date, then at the end of the next trading day;

               (2) If the Ordinary Shares are traded over-the-counter or with no closing price, the average of the highest bid and lowest asked prices quoted in the Nasdaq system as of the close of business on the date of valuation, or, if on such day such security is not quoted in the Nasdaq system, the average of the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

               (3) If neither (1) nor (2) applies, the fair market value as determined by the Board in good faith. Such determination shall be conclusive and binding on all persons.

            (n) "OFFERING PERIOD" shall mean a period extending from the first Trading Day to the last Trading Day of each fiscal or calendar quarter as initially determined by the Company in its discretion, subject to the Company's discretion to change the duration of Offering Periods on a prospective basis.

            (o) "PLAN" shall mean this UTI Worldwide, Inc. 2000 Employee Share Purchase Plan.

            (p) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Ordinary Shares on the Enrollment Date or on the Exercise Date, whichever is lower; subject to the Committee's discretion to change this percentage on a prospective basis for future Offering Periods.


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            (q) "RESERVES" shall mean the number of shares of Ordinary Shares covered by each option under the Plan which has not yet been exercised and the number of shares of Ordinary Shares which have been authorized for issuance under the Plan but not yet placed under option.

            (r) "RULE 16b-3" shall have the meaning set forth in Section 13(c) of the Plan.

            (s) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

            (t) "TRADING DAY" shall mean a day on which national stock exchanges and the Nasdaq are open for trading.

        3. ELIGIBILITY.

            (a) General Rule. Any Employee who shall be employed by the Company or a Designated Subsidiary for at least one year on a given Enrollment Date shall be eligible to participate in the Plan; subject to the Committee's discretion to condition participation in the Plan on such additional requirements as the Committee may determine.

            (b) Restrictions. No Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, the Employee (or any other person whose stock would be attributed to the Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent such option permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 worth of Ordinary Shares (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The foregoing sentence shall be interpreted so as to comply with Code section 423(b)(8).

        4. OFFERING PERIODS.

            The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after the first day of the calendar or fiscal quarter selected by the Company, or on such other date as the Company shall determine, and continuing quarterly thereafter until terminated in accordance with Section 19 hereof. The Company shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offering Periods without shareholder approval and without regard to the Company's past practices or the expectations of participants.


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        5. PARTICIPATION.

            (a) Enrollment. An eligible Employee may become a participant in the Plan (i) by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and (ii) by filing it with the Company's payroll office, (or by following an electronic or other enrollment process prescribed by the Company) prior to the applicable Enrollment Date.

            (b) Duration. For each Offering Period, payroll deductions for a participant shall commence on the Enrollment Date and shall end on the Exercise Date, unless sooner terminated by the participant as provided in Section 10 hereof; subject to the Company's discretion to make uniform and nondiscriminatory adjustments to payroll periods that overlap Offering Periods.

            (c) Uniform Employee Rights. All Employees who participate in the Plan shall have the same rights and privileges under the Plan except for differences which may be mandated by local law and which are consistent with Code section 423(b)(5); provided, however, that Employees participating in a sub-plan adopted pursuant to Section 23 which is not designed to qualify under Code Section 423 need not have the same rights and privileges as other Employees participating in the Plan. The Company may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

        6. GRANT OF OPTION.

            On the Enrollment Date of each Offering Period, each eligible Employee shall be granted an option to purchase on the Exercise Date of the Offering Period (at the applicable Purchase Price) up to a number of shares of Ordinary Shares determined by dividing the Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Employee's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Ordinary Shares determined by applying the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the Employee has withdrawn pursuant to
Section 10 hereof. In all cases, the option shall expire at the end of the day on the Exercise Date.

        7. PAYROLL DEDUCTIONS.

            (a) General Rule. At the time an Employee files his or her subscription agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each payday during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

            (b) Implementation. All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages of Compensation only. A participant may not make any additional payments into such account,


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unless the Committee provides for a separate election (of a different percentage) for a specified item or items of Compensation. A separate bookkeeping account for each participant shall be maintained by the Company under the Plan and the amount of each participant's payroll deductions shall be credited to such account. A participant may not make any additional payments into such account. Unless otherwise specified by the Committee, payroll deductions made with respect to employees paid in currencies other than U.S. dollars shall be accumulated in local (non-U.S.) currency and converted to U.S. dollars as of the Exercise Date. All payroll deductions may be held by the Company and commingled with its other corporate funds.

            (c) Changes. A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement or by following electronic or other procedures prescribed by the committee. The Committee may in its discretion limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods at the originally elected rate (or any lower maximum rate then in effect), unless terminated as provided in
Section 10 hereof.

            (d) Restrictions. To the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, the Company may decrease a participant's payroll deductions to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $25,000. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless earlier terminated by the participant as provided in Section 10 hereof.

        8. EXERCISE OF OPTION.

            (a) Automatic Exercise. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account, subject to Sections 3(b) and 12 hereof. No fractional shares will be purchased, and any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.



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            (b) Withholding. At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Ordinary Shares issued under the Plan are disposed of, the participant must make adequate provision for the Company's United States' Federal or foreign income tax or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Ordinary Shares. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Ordinary Shares by the participant.

        9. DELIVERY.

            As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall deliver (by electronic or other means) to the participant a record of the Ordinary Shares purchased, except as specified below. The Company may permit or require that Ordinary Shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Committee may utilize electronic or automated methods of share transfer. The Company may require that Ordinary Shares be retained with such broker or agent for a designated period of time (and may restrict dispositions during that period) and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares or to restrict transfer of such shares. The Company may require that shares purchased under the Plan shall automatically participate in a dividend reinvestment plan or program maintained by the Company. No participant shall have any voting, dividend, or other shareholder rights with respect to shares subject to any option granted under the Plan until the date of entry of their name in the Company's registry of members in accordance with the Company's Memorandum and Articles of Association.

        10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

            (a) General Rule. At any time prior to the Exercise Date for an Offering Period, a participant may withdraw all but not less than all of the payroll deductions credited to his or her account by giving written notice to the Company in the form of Exhibit B to this Plan (or by following any electronic or other procedures that the Committee prescribes). All of the participant's payroll deductions credited to his or her account during such Offering Period will be paid to such participant promptly after receipt of notice of withdrawal, and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during such Offering Period. If a participant withdraws during any Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

            (b) Loss of "Employee" Status. Upon a participant's ceasing to be an Employee for any reason, including by virtue of having failed to remain an Employee for at least twenty hours per week during an Offering Period in which the Employee is a participant, the participant will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the then current Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the


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person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

            (c) Future Participation. A participant's withdrawal from Plan participation during an Offering Period will not have any effect upon his or her eligibility to participate (i) in any similar plan which may hereafter be adopted by the Company, or (ii) in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

        11. INTEREST.

            No interest shall accrue on the payroll deductions of a participant in the Plan, except where required by local law as determined by the Company.

        12. STOCK.

            (a) Maximum Number. The maximum number of shares of the Company's Ordinary Shares which may be made available for sale under the Plan shall be 3,052,000(1) Ordinary Shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of Ordinary Shares with respect to which options are to be exercised exceeds the number of Ordinary Shares then available under the Plan, the Company shall make a pro rata allocation of the Ordinary Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

            (b) Issuance and Registration. Ordinary Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

        13. ADMINISTRATION.

            (a) Administrative Body. The Plan shall be administered by the Board or a committee of at least two members of the Board appointed by the Board (the "Committee"). The Board or the Committee (acting by at least a majority of its member) shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to exercise any discretion reserved to the Company pursuant to the Plan, and to adjudicate all disputed claims arising under or related directly or indirectly to the Plan. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

            (b) Delegation; Indemnification. The Board or the Committee may delegate to one or more individuals the day-to-day administration of the Plan.

            (c) Rule 16b-3 Limitations. In the event that Rule 16b-3 promulgated under the Exchange Act, or any successor provision ("Rule 16b-3"), provides specific requirements for

--------
(1) After giving effect to the 1 for 7.63 combination of shares which is to take effect shortly after this Plan is adopted, this number shall be automatically reduced to 400,000.


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the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements thereof, unless the Board specifically determines to the contrary.

        14. DESIGNATION OF BENEFICIARY.

            (a) General Rule. A participant may file a written designation of a beneficiary (or beneficiaries) who is to receive any Ordinary Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such Ordinary Shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

            (b) Changes. A participant may change his or her designation of beneficiary at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of the participant's death, the Company shall deliver such Ordinary Shares and/or cash to the executor or administrator of the estate of the participant. If no such executor or administrator has been appointed (to the knowledge of the Company), the Company may in its discretion deliver such Ordinary Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        15. TRANSFERABILITY.

            Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Ordinary Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        16. USE OF FUNDS.

            All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        17. REPORTS.

            Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of Ordinary Shares purchased and the remaining cash balance, if any.


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        18. ADJUSTMENTS UPON SPECIAL CORPORATE EVENTS.

            (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Ordinary Ordinary Shares covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued Ordinary Shares of Ordinary Ordinary Shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Ordinary Ordinary Shares, or any other increase or decrease in the number of outstanding Ordinary Shares of Ordinary Ordinary Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Except as expressly provided herein, no issuance by the Company of Ordinary Shares of stock of any class, or securities convertible into Ordinary Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Ordinary Shares of Ordinary Ordinary Shares subject to an option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, (unless otherwise provided by the Board or the Committee) in which event all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest to the participants.

            (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in which the Company is not the surviving entity, each option under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation, in each case with the assumed or new option containing such terms and provisions as shall be required substantially to preserve the rights and benefits of all options held by participating Employees during the then current Offering Period. The Company may in its discretion and in lieu of such assumption or substitution, determine either to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Company shortens the Offering Period then in progress, Company shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this Section, an option granted or assumed by a successor corporation shall be deemed to substantially preserve the rights and benefits of options held by participants if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Ordinary Shares for each share of Ordinary Shares held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Ordinary Shares of Ordinary Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely Ordinary Shares of the successor


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corporation or its parent (as defined in Section 424(e) of the Code), the
Company may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely Ordinary Shares of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Ordinary Shares and the sale of assets or merger.

            (d) Other Events. The Company may in its sole discretion also make provision for adjusting the Reserves, as well as the number and price per share of Ordinary Shares covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, spin-offs, split-ups, or other increases or reductions of Ordinary Shares of its outstanding Ordinary Shares, and in the event of the Company being consolidated with or merged into any other corporation in a transaction not otherwise covered in this Section.

            (e) Conclusiveness of Determinations. Any adjustments hereunder shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive.

        19. AMENDMENT OR TERMINATION.

            (a) General Rule. The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination may affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant, unless the participant consents in writing, to the change. To the extent necessary to comply with Rule 16b-3 or
Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval of any action hereunder in such a manner and to such a degree as required, unless the Board specifically determines that continued compliance is not desired.

            (b) Unilateral Company Rights. Without shareholder consent and without regard to whether any participant's rights may be considered to have been "adversely affected," the Company shall be entitled to change the Offering Periods (subject to the provisions of the second sentence of Section 4), limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Ordinary Shares for each participant properly correspond with amounts withheld from the participant's Compensation, adjust operation of the Plan to conform with local law, and establish such other limitations or procedures as the Board (or the Committee) determines in its sole discretion advisable which are consistent with the Plan.



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        20. NOTICES.

            All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21. CONDITIONS UPON ISSUANCE OF ORDINARY SHARES.

            (a) Securities Laws. Regardless of whether the offering and sale of Ordinary Shares under the Plan has been registered under the Securities Act or has been registered or qualified under the securities laws of any country, the Corporation may impose restrictions upon the grant of Options and the sale, pledge or other transfer of Ordinary Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any country or any other law. In the event that the sale of Ordinary Shares under the Plan is not registered under the Securities Act or the securities law of any other country, but exemptions are available which require that the Optionee make various representations and warranties, the Corporation may require such representations and warranties from the Optionees as are deemed necessary or appropriate by the Corporation and its counsel as a condition precedent to granting any Options or issuing any Ordinary Shares. To the extent that restrictive legends or other notations are required with regard to any Ordinary Shares, the Corporation shall be entitled to put such legends or notations as appropriate in its registry of members and, to the extent that the certificates are issued representing such Ordinary Shares, the Corporation shall be entitled to place such restrictive legends and notations as are deemed necessary or appropriate by the Corporation and its counsel in order to comply with any applicable law. In the event the sale of the Ordinary Shares is not registered under the Securities Act, to the extent the Corporation and its counsel deem it advisable, the Ordinary Shares shall bear the following restrictive legend:

               "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY TRANSFER OR PLEDGE OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER OR PLEDGE TO COMPLY WITH THE ACT."

            Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 21 shall be conclusive and binding on all persons.

        22. ADDITIONAL RESTRICTIONS OF RULE 16b-3.

        The terms and conditions of options granted hereunder to, and the purchase of Ordinary Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and Ordinary Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 from time to time to qualify for the maximum exemption from Section 16 the Exchange Act with respect to Plan transactions.

        23. RULES FOR FOREIGN JURISDICTIONS AND NON-423 PLAN.

(a) Local Rules and Procedures. The Company may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Company is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

(b) Sub-Plans. The Company may also adopt sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, but unless otherwise superseded by the specific terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

        24. GOVERNMENTAL REGULATIONS.

        This Plan and the Company's obligation to sell and deliver Ordinary Shares of its Ordinary Shares under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of stock hereunder.

        25. NO ENLARGEMENT OF EMPLOYEE RIGHTS.

            Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company or any Designated Subsidiary or to interfere with the right of the Company or Designated Subsidiary to discharge any Employee at any time.

        26. GOVERNING LAW.

            This Plan shall be governed by the law of the British Virgin
Islands.

        27. SHAREHOLDER APPROVAL AND TERM OF PLAN.

            The Plan took effect on the Effective Date, subject to its approval by the affirmative vote of a majority of the votes cast by the shareholders of the Company at a meeting duly held within twelve months of the Effective Date. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated under Section 19 hereof.

                                    EXHIBIT A

                               UTI WORLDWIDE INC.

                        2000 EMPLOYEE SHARE PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


____  Original Application                         Enrollment Date:  ___________
____  Change in Payroll Deduction Rate
____  Change of Beneficiary(ies)


1. _______ hereby elects to participate in the UTI Worldwide Inc. 2000 Employee Share Purchase Plan (the "Employee Share Purchase Plan"), and subscribes to purchase shares of the Company's Ordinary Shares in accordance with this Subscription Agreement and the Employee Share Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of _____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Share Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Ordinary Shares at the applicable Purchase Price determined in accordance with the Employee Share Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Employee Share Purchase Plan." I understand that my participation in the Employee Share Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement may be subject to obtaining shareholder approval of the Employee Share Purchase Plan.

5. Ordinary Shares purchased for me under the Employee Share Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):

________________________________________________________________________________

6. I understand that if I dispose of any Ordinary Shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such Ordinary Shares), I will be treated for U.S. Federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the Ordinary Shares at the time such Ordinary Shares were purchased by me over the price which I paid for the Ordinary Shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF ORDINARY

SHARES AND I WILL MAKE ADEQUATE PROVISION FOR U.S. FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE ORDINARY SHARES. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Ordinary Shares by me. If I dispose of such Ordinary Shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the Ordinary Shares at the time of such disposition over the purchase price which I paid for the Ordinary Shares, or (2) 15% of the fair market value of the Ordinary Shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Share Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Share Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and Ordinary Shares due me under the Employee Share Purchase Plan:



NAME:                               --------------------------------------------
                                    (First)           (Middle)            (Last)

---------------------               --------------------------------------------
Relationship
                                    --------------------------------------------
                                    (Address)



NAME:                               --------------------------------------------
                                    (First)           (Middle)            (Last)

---------------------               --------------------------------------------
Relationship
                                    --------------------------------------------
                                    (Address)

        I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME AND CONFIRM THAT THE FOLLOWING INFORMATION IS TRUE AND CORRECT.


Employee's Social
Security Number:                            -----------------------------------

Employee's Address:                         -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

Dated: ----------------                     -----------------------------------
                                            Signature of Employee


                                            -----------------------------------
                                            Spouse's Signature
                                            (If beneficiary other than spouse)

                                    EXHIBIT B

                          EMPLOYEE SHARE PURCHASE PLAN
                              NOTICE OF WITHDRAWAL


            The undersigned participant in the Offering Period of the UTI Worldwide, Inc. 2000 Employee Share Purchase Plan which began on ___________, 20__ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the participation in the Employee Share Purchase Plan for the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of Ordinary Shares in the current Offering-Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                      Name and Address of Participant:
                      -------------------------------
                      -------------------------------
                      -------------------------------

                      Signature:
                      -------------------------------
                      Date:
                           --------------------------